Exhibit 10.1

DM_US 186434607-2.110529.0012 AIRSCULPT TECHNOLOGIES, INC. [FORM OF] PSU AWARD GRANT NOTICE (2021 EQUITY INCENTIVE PLAN) AirSculpt Technologies, Inc. (the “Company”) has awarded to you (the “Participant”) the number of performance stock units specified and on the terms set forth below in consideration of your services (the “PSU Award”). Your PSU Award is subject to all of the terms and conditions as set forth herein and in the AirSculpt Technologies, Inc. 2021 Equity Incentive Plan (the “Plan”) and the Award Agreement (the “Agreement”), which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement. Participant: Date of Grant: Target Number of Performance Stock Units: Performance Period January 1, 2022 through December 31, 2024 Performance Goal(s): The Performance Stock Units (“PSUs”) shall vest based on the Company’s achievement of a relative Total Shareholder Return goal (the “rTSR Performance Goal”), which shall be determined by the Board at the end of the Performance Period. The number of PSUs earned (the “Earned PSUs”) shall be determined by multiplying the Target Number of PSUs by the rTSR Earned Percentage, calculated as set forth in Exhibit A to the Agreement, which may range from zero percent (0%) to two hundred percent (200%). Notwithstanding the foregoing, vesting shall terminate immediately upon the Participant’s termination of employment with the Company and all then unvested or unsettled PSUs shall terminate immediately, automatically and without consideration on the date of such termination, subject to the Qualifying Terminations provision below; provided, however, notwithstanding the foregoing, the Board in its sole discretion may determine that any then unvested or unsettled PSUs which remain outstanding and eligible to vest or settle based on achievement of the rTSR Performance Goal during any period in which the Participant’s Continuous Service with the Company continues notwithstanding the Participant’s termination of employment. Any PSUs that are not vested (i.e., with respect to which the Performance Goal has not been achieved) prior to or at the end of the Performance Period, shall terminate immediately, automatically and without consideration on the last day of the Performance Period. Qualifying Terminations: In the event that the Participant’s employment is terminated (i) by the Company without Cause, (ii) by the Participant with Good Reason, or (iii) due to the Participant’s death or Disability, during the Performance Period then, in each case, subject to Section 5 of the PSU Award Agreement:

DM_US 186434607-2.110529.0012 x The PSUs shall remain outstanding and eligible to vest on a pro-rated basis (based on a fraction the numerator of which is the number of days during which the Participant was employed by the Company during the Performance Period and the denominator of which is the total number of days in the Performance Period). Any such pro-rated PSUs shall vest solely to the extent the rTSR Performance Goal is achieved by the Company, as determined by the Board. Any pro-rated PSUs for which the rTSR Performance Goal is achieved after the Participant’s termination of employment shall be settled at a time based on the Issuance Schedule provision below. For the avoidance of doubt, the PSUs that do not remain outstanding and eligible to vest in accordance with the foregoing (whether on a pro-rated basis or otherwise), shall terminate immediately, automatically and without consideration on the date of the Participant’s termination of employment. For purposes of the PSU Award Agreement, “Good Reason” shall have the meaning ascribed to such term in the Participant’s employment agreement with the Company dated as of [___], as may be amended from time to time. Change in Control: Upon a Change in Control, all unvested PSUs shall convert to time-vesting restricted stock units at the greater of (x) the Target Number of Performance Stock Units and (y) the number of PSUs that would have vested based on actual performance measured at the the Change in Control by multiplying the rTSR Earned Percentage (measured as of the date of the Change in Control) by the Target Number of PSUs, and such time-vesting restricted stock units shall vest in their entirety on the last day of the Performance Period, subject to the Participant’s Continuous Service with the Company through such last day of the Performance Period. In the event that at any time within the twelve (12) months immediately after the occurrence of a Change in Control, the Participant’s Continuous Service is terminated (i) by the Company without Cause, (ii) by the Participant with Good Reason, or (iii) due to the Participant’s death or Disability, then, in each case, subject to Section 5 of the PSU Award Agreement, all of the Participant’s PSUs that were converted to time-vesting restricted stock units pursuant to this Change in Control provision shall vest and be settled in full at a time based on the Issuance Schedule provision below. Issuance Schedule: One share of Common Stock will be issued at the time set forth in Sections 5 and 6 of the Agreement for each PSU which vests. Participant Acknowledgments: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that: x The PSU Award is governed by this PSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement (together, the “PSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company. x You have read and are familiar with the provisions of the Plan, the PSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the PSU Award Agreement, or the Prospectus and the terms of the Plan, the terms of the Plan shall control. x The PSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern this PSU Award.

DM_US 186434607-2.110529.0012 AIRSCULPT TECHNOLOGIES, INC. PARTICIPANT: By: Signature Signature Title: Date: Date:

DM_US 186434607-2.110529.0012 AIRSCULPT TECHNOLOGIES, INC. AWARD AGREEMENT (2021 EQUITY INCENTIVE PLAN) As reflected by your PSU Award Grant Notice (“Grant Notice”), AirSculpt Technologies, Inc. (the “Company”) has granted you a PSU Award under the AirSculpt Technologies, Inc. 2021 Equity Incentive Plan (the “Plan”), attached hereto as Exhibit A, for the number of performance stock units as indicated in your Grant Notice (the “PSU Award”). The terms of your PSU Award as specified in this Award Agreement for your PSU Award (this “Agreement”) and the Grant Notice constitute your “PSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable. The general terms applicable to your PSU Award are as follows: 1. GOVERNING PLAN DOCUMENT. Your PSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in: (a) Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your PSU Award; (b) Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the PSU Award; and (c) Section 8 of the Plan regarding the tax consequences of your PSU Award. Your PSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the PSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control. 2. GRANT OF THE PSU AWARD. This PSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the Target Number of Performance Stock Units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment (the “Performance Stock Units”) multiplied by the rTSR Earned Percentage, as calculated in accordance with Exhibit A of this Agreement (the “Earned PSUs”). Any additional Performance Stock Units that become subject to the PSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Performance Stock Units covered by your PSU Award. 3. DIVIDEND EQUIVALENTS. If cash dividends or other cash distributions are paid in respect of the shares of the Company’s Common Stock underlying unvested Performance Stock Units, then a dividend equivalent equal to the amount paid in respect of one share of Common Stock shall accumulate and be paid with respect to each unvested Performance Stock Units at time of settlement; provided that any dividend equivalent rights granted shall be subject to the same vesting terms as the related Performance Stock Units. 4. WITHHOLDING OBLIGATIONS. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax

DM_US 186434607-2.110529.0012 withholding obligations, if any, which arise in connection with your PSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the PSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 5. RELEASE AGREEMENT. Any obligation of the Company to deliver to you shares of Common Stock in respect of Performance Stock Units that have vested due to the Qualifying Terminations provision of the Grant Notice, as a result of your termination of employment (or Continuous Service) or achievement of Performance Goal(s) after your termination of employment (or Continuous Service), is conditioned upon you delivering to the Company and not revoking a general release of all claims in the form attached to your employment agreement with the Company (the “Release Agreement”), within 60 days following your termination of employment (the “Release Period”). If the Release Agreement does not become fully effective and irrevocable prior to the expiration of the Release Period, all Performance Stock Units will be forfeited immediately, automatically and without consideration as of the date of your termination of employment (or, as applicable, Continuous Service). 6. DATE OF ISSUANCE. (a) The issuance of shares in respect of the Performance Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event that the Performance Goal(s) provided in the Grant Notice have been achieved and one or more Performance Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Performance Stock Unit that vests in the first calendar quarter of the calendar year immediately following the end of the Performance Period (and no later than March 15th) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice or in Section 5 above), subject to your continued employment with the Company on the Original Issuance Date (subject to the Qualifying Terminations provision of the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.” (b) If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if: (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and (ii) either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the

DM_US 186434607-2.110529.0012 Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). (c) To the extent the PSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply. 7. LOCK-UP-PERIOD. By accepting your PSU Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 6. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 6 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. 8. TRANSFERABILITY. Except as otherwise provided in the Plan, your PSU Award is not transferable, except by will or by the applicable laws of descent and distribution. 9. CORPORATE TRANSACTION. Your PSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration. 10. NO LIABILITIES FOR TAXES. As a condition to accepting the PSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the PSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the PSU Award and have either done so or knowingly and voluntarily declined to do so.

DM_US 186434607-2.110529.0012 11. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 12. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy. 13. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your PSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

DM_US 186434607-2.110529.0012 EXHIBIT A Relative Total Shareholder Return Performance Goal The number of Earned PSUs under your PSU Award shall be determined based on the Company’s total shareholder return (“TSR”) for the Performance Period relative to the TSRs of the S&P HCS Companies (as defined below), as determined by the Board. The Earned PSUs (if any) shall be determined at the end of the Performance Period by multiplying the Target Number of PSUs by the “rTSR Earned Percentage,” as determined below, provided that the maximum rTSR Earned Percentage for the Performance Period shall be two hundred percent (200%). Any PSUs that do not become Earned PSUs at the end of the Performance Period will be forfeited. The “rTSR Earned Percentage” shall be determined as follows: Company TSR Relative to TSRs of the S&P HCS Companies rTSR Earned Percentage Below 30th Percentile 0% (Threshold) 30th Percentile 50% 50th Percentile 100% 75th Percentile 150% 100th Percentile 200% (Maximum) Interpolation: To the extent performance falls between two levels in the table above, linear interpolation shall apply in determining the rTSR Earned Percentage. 1. “Relative Total Shareholder Return” means the Company’s TSR relative to the TSR of the S&P HCS Companies. Relative Total Shareholder Return will be determined by ranking the Company and the S&P HCS Companies from highest to lowest according to their respective TSRs. After this ranking, the percentile performance of the Company relative to the S&P HCS Companies will be determined as follows: P = 1 – ((R – 1) / (N – 1)) where: “P” represents the percentile performance which will be rounded, if necessary, to the nearest whole percentile by application of regular rounding. “N” represents the number of S&P HCS Companies as of the end of the Performance Period. “R” represents the Company’s ranking among the S&P HCS Companies. Relative Total Shareholder Return shall be calculated by the Board based on the terms set forth in this Exhibit A subject to the Board’s sole and absolute discretion.

DM_US 186434607-2.110529.0012 2. “TSR” means, for the Company and each S&P HCS Company, the company’s total shareholder return, expressed as a percentage, which will be calculated by dividing (i) the Closing Average Share Value by (ii) the Opening Average Share Value, and subtracting one (1) from the quotient. 3. “Opening Average Share Value” means the average Share Value over the trading days in the Opening Average Period. 4. “Opening Average Period” means the trading days during the month of December immediately preceding the beginning of the Performance Period. 5. “Accumulated Shares” means, for a given trading day, the sum of (i) one (1) share and (ii) the cumulative number of shares of the company’s common stock purchasable with dividends declared on the company’s common stock to that point during the Performance Period, assuming same day reinvestment of such dividends at the closing price on the ex-dividend date. 6. “Closing Average Share Value” means, the average Share Value over the trading days in the Closing Average Period. 7. “Closing Average Period” means the trading days during the month of December immediately preceding the end of the Performance Period. 8. “Share Value” means, with respect to a given trading day, the closing price of the company’s common stock multiplied by the Accumulated Shares for such trading day. 9. “S&P HCS Companies” means, for the Performance Period, each company that is (a) in the S&P Health Care Select Industry Index (the “Index”) on the first day of the Performance Period, subject to the following exclusions: Excluded Companies from S&P Health Care Select Industry Index AdaptHealth Corp. Humana Inc. Alignment Healthcare Inc. McKesson Corporation AmerisourceBergen Corporation Molina Healthcare Inc. Anthem Inc. Owens & Minor Inc. Cardinal Health Inc. Patterson Companies Incorporated Centene Corporation PetIQ Inc. Class A Cigna Corporation Premier Inc. Class A Clover Health Investments Corp Class A Progyny Inc. Covetrus Inc Triple-S Management Corporation HealthEquity Inc. UnitedHealth Group Incorporated Henry Schein Inc. In the event that such a company is no longer listed in the Index, such company will remain a S&P HCS Company; provided, however, that a company that is no longer listed in the Index due to any corporate transaction activity, or dissolution or insolvency, during the Performance Period will no longer be a S&P HCS Company. The Board shall have the discretion to replace any companies who are removed from this definition due to corporate transaction, or dissolution or insolvency.

DM_US 186434607-2.110529.0012 Each S&P HCS Company’s “common stock” shall mean that series of common stock that is publicly traded on a registered U.S. exchange or, in the case of a non-U.S. company, an equivalent non- U.S. exchange. For purposes of calculating TSR, if necessary, the value on any given trading day of any S&P HCS Company shares traded on a foreign exchange will be converted to U.S. dollars.

DM_US 186434607-2.110529.0012 EXHIBIT B 2021 EQUITY INCENTIVE PLAN